UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2014

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 400, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On November 26, 2014, ERP Operating Limited Partnership (the “Company”), its general partner Equity Residential, certain subsidiaries thereof and a third party entered into an agreement pursuant to which the Company acquired 100% ownership of a 176-unit residential rental development project named Parc on Powell in the San Francisco Bay Area (the “Property”, and collectively, the “Transaction”). Prior to the Transaction, certain subsidiaries of the Company owned five percent (5%) of the ownership interests in the Property, which interests were acquired in connection with the Archstone acquisition.

The Company paid $17.5 million in cash and issued 30,423,750 3.00% Series P Cumulative Redeemable Preference Units (the “Preference Units”) (18,377,287 of which were issued to the third party and the remainder of which were issued to subsidiaries of the Company and therefore will eliminate in consolidation) in exchange for the ownership interests of the entity owning the Property. The Preference Units have a $1.00 per unit liquidation preference, were issued pursuant to the Sixth Amended and Restated Agreement of Limited Partnership of the Company (the “Partnership Agreement”), are entitled to receive cumulative, non-compounding distributions at an annual rate of $0.03 per Preference Unit, and are subject to repurchase by Equity Residential for their liquidation preference of $1.00 per unit plus accrued and unpaid distributions, at the election of the holder or Equity Residential during certain time periods. The Preference Units are not convertible or exchangeable into any other securities, including, without limitation, shares of Equity Residential. The issuance of the Preference Units was made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

The terms of the Preference Units are set forth in a Preference Unit Term Sheet which was executed at the closing of the Transaction and is part of the Company’s Partnership Agreement. The above description of the Preference Units is qualified in its entirety by reference to the form of Preference Unit Term Sheet attached hereto as Exhibit 3.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in “Item 3.02—Unregistered Sales of Equity Securities” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Form of Preference Units Term Sheet for 3.00% Series P Cumulative Redeemable Preference Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

By: EQUITY RESIDENTIAL, its general partner

Date: December 2, 2014	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

[Signature page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

3.1	Form of Preference Units Term Sheet for 3.00% Series P Cumulative Redeemable Preference Units.

4